EXHIBIT 10




                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 5 to the registration statement on Form N-4 (the "Registration Statement") of our report dated February 25, 1999, relating to the financial statements of the Prudential Discovery Select Group Variable Contract Account, which appears in such Statement of Additional Information.

We also consent to the use in the Statement of Additional Information constituting part of the Registration Statement of our report dated February 26, 1999, relating to the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which appears in such Statement of Additional Information.

We also consent to the reference to us under the heading "Experts" in the Statement of Additional Information.






/s/PricewaterhouseCoopers LLP
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New York, New York

April 23, 1999




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